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                                                                    Exhibit 10.2

                       Contents of Exhibits and Schedules
                                     to the
                     Alleghany Underwriting Credit Agreement

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
Exhibits                                         Description
--------                                         -----------
    A                        Letter of Credit Agreement
    B                        Transfer Supplement
    C                        Contents of Opinions of Counsel
    D                        Compliance Certificate
    E                        Existing Letters of Credit
    F                        Form of Letter of Credit Application
    G                        Account Party Accession Instrument
   H-1                       Alleghany Underwriting Capital Ltd Revolving Credit Note
   H-2                       Talbot Underwriting Limited Revolving Credit Note
   H-3                       Alleghany Underwriting Capital (Bermuda) Ltd. Revolving Credit Note
    I                        Certain Eligible Substitute Collateral

Schedules                                        Description
---------                                        -----------
 2.01(b)                     Form of Evergreen Provision
  4.03                       Approvals and Consents
  4.04                       Governmental Consents
  4.05                       Financial Statements
  4.06                       Material Adverse Change
  4.07                       Taxes
  4.13                       Environmental Laws
  4.16                       Capitalization
  4.17                       ERISA
  4.20                       Investment Company
  4.23                       Ownership of Properties
  4.24                       Indebtedness
  6.11                       Liens
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